SHAREHOLDER AGREEMENT


            This SHAREHOLDER AGREEMENT (this "AGREEMENT") is made and entered into as of November 17, 1999 between Baxter International Inc., a Delaware corporation ("PARENT"), and the undersigned shareholders (each, a "SHAREHOLDER") of North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY"). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Share Exchange Agreement described below.

                                    RECITALS

            WHEREAS, pursuant to a Share Exchange Agreement dated as of November 17, 1999 by and among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO") and Company (such agreement as it may be amended is hereinafter referred to as the "SHARE EXCHANGE AGREEMENT"), Parent has agreed to exchange the outstanding securities of Company pursuant to an exchange by Acquireco of all of the capital stock of the Company (the "ARRANGEMENT"), in which each outstanding share of capital stock of Company (the "COMPANY SHARES") will be exchanged for cash and shares of common stock of Parent (the "PARENT SHARES") as set forth in the Share Exchange Agreement (the "TRANSACTION");

            WHEREAS, BioChem Pharma Inc. ("BioChem") (formerly known as IAF BioChem International Inc.), Frost-Nevada, Limited Partnership ("Frost LP"), IVAX Corporation ("IVAX"), and Phillip Frost, M.D. ("Frost") are parties to a Shareholders' Agreement dated January 17, 1990 (the "Existing Agreement");

            WHEREAS, in order to induce Parent to enter into the Share Exchange Agreement and consummate the Transaction, Company has agreed to use its reasonable efforts to cause each shareholder of Company who is an affiliate of Company to execute and deliver to Parent a Shareholder Agreement upon the terms set forth herein; and

            WHEREAS, each Shareholder is or may become the registered and beneficial owner (within the meaning of Rule 13d-3 of the Exchange Act) of capital stock of Company (such shares, other than 714,286 Company Shares owned by BioChem which are to be transferred to Parent pursuant to the Stock Purchase Agreement dated the date hereof, hereinafter referred to as the "SHARES").

            NOW, THEREFORE, the parties agree as follows:

            1. TRANSFER AND ENCUMBRANCE. Each Shareholder represents, warrants and covenants to and with Parent that such Shareholder is the beneficial owner of the Shares, the Shares constitute the only shares of capital stock and voting securities of Company beneficially owned by such Shareholder, to such Shareholder's knowledge, the Shares are, and will be at all times up until the Expiration Date (as defined in Exhibit I hereto), free and clear of any liens, claims, options, charges or other encumbrances except as disclosed on the signature page hereto and shareholder's principal residence or place of business is accurately set forth on the signature page hereto.

            2. NEW SHARES. Each Shareholder agrees that any shares of capital stock or voting securities of Company that such Shareholder purchases or with respect to which such Shareholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date ("NEW SHARES") shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares.

            3. AGREEMENT TO VOTE SHARES. Prior to the Expiration Date, at every meeting of the shareholders of Company at which any of the following is considered or voted upon, and at every adjournment thereof, and on every action or approval by written resolution of the shareholders of Company with respect to any of the following, each Shareholder shall vote the Shares and any New Shares in favor of approval and adoption of the Arrangement Resolution (as defined in the Share Exchange Agreement) and of the Transaction.

            4. IRREVOCABLE PROXY. Each Shareholder hereby agrees to timely deliver to Parent a duly executed proxy in the form attached hereto as Exhibit I (the "PROXY"), such Proxy to cover the Shares and all New Shares in respect of which such Shareholder is entitled to vote at each meeting of the shareholders of Company (including, without limitation, each written consent in lieu of a meeting). In the event that a Shareholder is unable to provide any such Proxy in a timely manner, each Shareholder hereby grants Parent a power of attorney to execute and deliver such Proxy for and on behalf of such Shareholder, such power of attorney, which being coupled with an interest, shall survive any death, disability, bankruptcy, or any other such impediment of such Shareholder. Upon the execution of this Agreement by such Shareholder, such Shareholder hereby revokes any and all prior proxies or powers of attorney given by such Shareholder with respect to the Shares and agrees not to grant any subsequent proxies or powers of attorney with respect to the Shares until after the Expiration Date.

            5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SHAREHOLDER. Each Shareholder hereby represents, warrants and covenants to Parent as follows:

            (a) Such Shareholder has full power and legal capacity to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Shareholder and constitutes the valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except as may be limited by (i) the effect of bankruptcy, insolvency, conservatorship, arrangement, moratorium or other laws affecting or relating to the rights of creditors generally, or (ii) the rules governing the availability of specific performance, injunctive relief or other equitable remedies and general principles of equity, regardless of whether considered in a proceeding in equity or at law. To such Shareholder's knowledge, the execution and delivery of this Agreement by such Shareholder does not, and the performance of such Shareholder's obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Shares or New Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Shareholder is a party or by which such Shareholder or the Shares or New Shares are or will be bound or affected.

            (b) Until the Expiration Date, such Shareholder will not (and will use such Shareholder's reasonable efforts to cause Company, its affiliates, officers, directors and employees and any investment banker, attorney, accountant or other agent retained by such Shareholder, Company or any of the same, not to, except to the extent otherwise permitted under Section 6.04 of the Share Exchange Agreement): (i) solicit, initiate or encourage (including by way of furnishing or disclosing nonpublic information) any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to any shareholders of the Company) that constitutes, or may reasonably be expected to lead to, any Company Competing Transaction; or (ii) knowingly encourage or otherwise enter into or maintain or continue discussions or negotiate with any Person with respect to such inquiries or to obtain a Company Competing Transaction, or agree to or endorse any agreement, arrangement or understanding with respect to any Company Competing Transaction. In the event such Shareholder shall receive or become aware of any Company Competing Transaction subsequent to the date hereof, such Shareholder shall promptly inform Parent as to any such matter and the details thereof to the extent possible without breaching any other agreement to which such Shareholder is a party or violating its fiduciary duties. Notwithstanding the foregoing, the provisions of this Section 5(b) shall not be operative for any non-executive director of Company for so long as such director serves on Company's board of directors.

            (c) Such Shareholder understands and agrees that if such Shareholder attempts to transfer, vote or provide any other person with the authority to vote any of the Shares other than in compliance with this Agreement, Company shall not, and such Shareholder hereby unconditionally and irrevocably instructs Company to not, permit any such transfer on its books and records, issue a new certificate representing any of the Shares or record such vote unless and until Shareholder shall have complied with the terms of this Agreement.

            6. ADDITIONAL DOCUMENTS. Each Shareholder hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, reasonably necessary and desirable, to carry out the purpose and intent of this Agreement.

            7. TERMINATION. This Agreement and the Proxy delivered in connection herewith shall terminate and shall have no further force or effect as of the Expiration Date.

            8. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            9. BINDING EFFECT AND ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This Agreement is intended to bind each Shareholder solely as a securityholder of Company only with respect to the specific matters set forth herein.

            10. AMENDMENT AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

            11. SPECIFIC PERFORMANCE; INJUNCTIVE RELIEF. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the Shareholders set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and each Shareholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

            12. NOTICES. All notices, requests, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail, postage prepaid, or sent by facsimile transmission, as follows:

            (a) If to a Shareholder, at the address set forth below such Shareholder's signature at the end hereof.

            (b)   if to Parent, to:

            Baxter International Inc.
            One Baxter Parkway
            Deerfield, Illinois 60015
            Attention:  General Counsel
            Facsimile No.:     (847) 940-6271

            with a copy to:

            Brobeck, Phleger & Harrison LLP
            1633 Broadway, 47th Floor

            New York, NY 10019
            Attention:  Eric Simonson, Esq.
            Facsimile No.: (212) 581-1600
            Telephone No.: (212) 586-7878


or to such other address as any party hereto may designate for itself by notice given as herein provided.

            13. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

            14. ENTIRE AGREEMENT. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

            15. COUNTERPART. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

            16. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

            17. SUSPENSION OF EXISTING AGREEMENT. By virtue of and evidenced by the execution of this Agreement, BioChem, Frost LP, IVAX and Frost (collectively, the "Parties") hereby agree to suspend the Existing Agreement until the Expiration Date, as defined in the Proxy.

            18. TERMINATION OF EXISTING AGREEMENT. By virtue of and evidenced by the execution of this Agreement, the Parties hereby agree that the Existing Agreement will terminate on the Effective Date.

            19. COMPANY INDEBTEDNESS. No later than ten (10) days after the Effective Date (provided that Company shall have received the requisite documentation from holders of the promissory notes described below), Parent and Company shall purchase the Company's outstanding 4.5% Convertible Secured Notes due November 13, 2003 pursuant to the terms of the Indenture dated as of November 12, 1998 between Company and Bankers Trust Company, as Trustee.

            20. CONSENT TO ASSIGNMENT. By virtue of and evidenced by the execution of this Agreement, BioChem hereby consents to the assignment from Company to Parent, or any subsidiary of Parent, of the surviving rights under the Technology Transfer Agreement dated January 17, 1990 between BioChem and Company, which agreement has been terminated, in connection with the transactions contemplated by the Share Exchange Agreement and effective as of the Effective Date.

            21. GUARANTY. Parent and the Company will use their respective commercially reasonable efforts to obtain an extension to the maturity of indebtedness under the Company's line of credit with Royal Bank of Canada (the "Line of Credit"). BioChem hereby agrees (i) to maintain in effect and not to terminate in any respect the Guaranty Agreement dated July 1, 1999 between BioChem and Royal Bank of Canada until the Effective Date, as defined in the Proxy, and (ii) to loan to the Company any amounts due under the Line of Credit, up to an aggregate of $5,000,000, on commercially reasonable terms in the event the amounts payable under the Line of Credit become due prior to the Effective Date, as defined in the Proxy. On or promptly after the Effective Date, Parent and the Company shall (i) terminate the Line of Credit and pay off the amounts due thereunder, and (ii) repay to BioChem all amounts outstanding under the Guaranty, the related Suretyship and Subordination of Claims dated as of July 1, 1999 executed by BioChem and BioChem Pharma Holdings Inc. (the "Suretyship") and any modifications, amendments or extensions of the Guaranty or Suretyship, together with any accrued interest. Parent hereby indemnifies and holds harmless BioChem and its officers, directors, affiliates, divisions, subsidiaries, employees, representatives and agents from and against any judgments, fines, losses, claims, damages, costs, expenses (including reasonable attorney's fees) or liabilities arising out of the Guaranty or Suretyship (in each case, including such modifications, amendments or extensions) or the obligations thereunder.

            IN WITNESS WHEREOF, the parties have caused this Shareholder Agreement to be executed as of the date first above written.

BAXTER INTERNATIONAL INC.               BIOCHEM PHARMA INC.



By:/s/ Thomas Glanzmann                 By:/s/ Francesco Bellini
   ------------------------------          ---------------------------------
Name:  Thomas Glanzmann                 Name: Francesco Bellini
Title: President, Hyland Immuno         Title: Chief Executive Officer
        Division

                                        By:/s/ Charles-A. Tessier
                                           ---------------------------------
                                        Name: Charles-A. Tessier
                                        Title: Vice-President, Legal Affairs
                                                and General Counsel

                                        SHAREHOLDER



                                        By: /s/ Phillip Frost
                                            ---------------------------------
                                            Phillip Frost



                                        -------------------------------------
                                        (Signature of Spouse)



                                        Phillip Frost M.D.
                                        -------------------------------------
                                        (Print Name of Shareholder)


                                        4400 Biscayne Blvd.
                                        -------------------------------------
                                        (Print Street Address)


                                        Miami, Florida 33139
                                        -------------------------------------
                                        (Print City, State and Zip)


                                        (305) 575-6511
                                        -------------------------------------
                                        (Print Telephone Number)


                                        ###-##-####
                                        -------------------------------------
                                        (Social Security or Tax I.D. Number)

                                  SHAREHOLDER

                                  IVAX CORPORATION


                                  By:    /s/ Phillip Frost
                                        ------------------------------
                                  Name:  Phillip Frost
                                  Title: CEO and Chairman




                                   N/A
                                  ------------------------------------
                                  (Signature of Spouse)



                                   N/A
                                  ------------------------------------
                                  (Print Name of Shareholder)


                                   4480 Biscayne Blvd.
                                  ------------------------------------
                                  (Print Street Address)


                                   Miami, Florida 33137
                                  ------------------------------------
                                  (Print City, State and Zip)


                                   (305) 575-6001
                                  ------------------------------------
                                  (Print Telephone Number)


                                   16-1003559
                                  ------------------------------------
                                  (Social Security or Tax I.D. Number)

                                   SHAREHOLDER

                                   FROST-NEVADA, LIMITED PARTNERSHIP


                                   By:    /s/ David Moskowitz
                                          --------------------------------------
                                   Name:  DAVID MOSKOWITZ
                                          --------------------------------------
                                   Title: PRESIDENT OF FROST NEVADA CORPORATION,
                                          --------------------------------------
                                          GENERAL PARTNER OF FROST-NEVADA
                                          LIMITED PARTNERSHIP




                                   N/A
                                   -------------------------------------
                                   (Signature of Spouse)



                                   N/A
                                   -------------------------------------
                                   (Print Name of Shareholder)


                                   3500 LAKESIDE COURT, STE. 200
                                   -------------------------------------
                                   (Print Street Address)


                                   RENO, NEVADA 89509
                                   -------------------------------------
                                   (Print City, State and Zip)


                                   (610) 640-9790
                                   -------------------------------------
                                   (Print Telephone Number)


                                   59-2749083
                                   -------------------------------------
                                   (Social Security or Tax I.D. Number)

                                                                       EXHIBIT I
                                                                       ---------

                                IRREVOCABLE PROXY


                                TO VOTE SHARES OF


                          NORTH AMERICAN VACCINE, INC.

            The undersigned shareholder of North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY"), hereby irrevocably (to the full extent permitted by the Canada Business Corporations
Act) appoints the members of the Board of Directors of Baxter International Inc., a Delaware corporation ("PARENT"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to attend and act for and on behalf of the undersigned at all meetings of shareholders of Company held prior to the Expiration Date and, without limiting the generality of the foregoing, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

            This Irrevocable Proxy is irrevocable (to the extent provided in the Canada Business Corporations Act), is coupled with an interest, including, but not limited to, that certain Affiliate Letter dated as of even date herewith by and among Parent, and the undersigned, and is granted in consideration of Parent entering into that certain Share Exchange Agreement (the "SHARE EXCHANGE AGREEMENT") by and among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO"), and Company which Share Exchange Agreement provides for exchange of all of the issued and outstanding capital stock of Company in exchange for shares of Parent and cash held by Acquireco (the "ARRANGEMENT"). As used herein, the term "Expiration Date" shall mean the earliest to occur of (i) such date and time as the Arrangement shall become effective in accordance with the terms and provisions of the Share Exchange Agreement, (ii) the date of termination of the Share Exchange Agreement, (iii) a material breach by Parent of any agreement with the undersigned shareholder, and (iv) May 31, 2000.

            The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Canada Business Corporations Act) to the same extent and with the same power as if the undersigned were personally present at such meeting, at every annual, special or adjourned meeting of the shareholders of Company and in every written consent in lieu of such meeting in favor of approval and adoption of the Arrangement Resolution (as defined in the Share Exchange Agreement), the Share Exchange Agreement and of the transactions contemplated thereby.

            The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.

            All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

            This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  November 17, 1999               BioChem Pharma Inc.


                                        By: /s/ Francesco Bellini
                                        -----------------------------
                                        By:     Francesco Bellini
                                        Title:  Chief Executive Officer


                                        By: /s/ Charles-A. Tessier
                                        -----------------------------
                                        By:    Charles-A. Tessier
                                        Title: Vice-President, Legal Affairs
                                                 and General Counsel


                                        Shares beneficially owned:


                                        10,464,828 shares of Company
                                        Common Shares

                                                                       EXHIBIT I
                                                                       ---------

                                IRREVOCABLE PROXY


                                TO VOTE SHARES OF


                          NORTH AMERICAN VACCINE, INC.

            The undersigned shareholder of North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY"), hereby irrevocably (to the full extent permitted by the Canada Business Corporations
Act) appoints the members of the Board of Directors of Baxter International Inc., a Delaware corporation ("PARENT"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to attend and act for and on behalf of the undersigned at all meetings of shareholders of Company held prior to the Expiration Date and, without limiting the generality of the foregoing, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

            This Irrevocable Proxy is irrevocable (to the extent provided in the Canada Business Corporations Act), is coupled with an interest, including, but not limited to, that certain Affiliate Letter dated as of even date herewith by and among Parent, and the undersigned, and is granted in consideration of Parent entering into that certain Share Exchange Agreement (the "SHARE EXCHANGE AGREEMENT") by and among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO"), and Company which Share Exchange Agreement provides for exchange of all of the issued and outstanding capital stock of Company in exchange for shares of Parent and cash held by Acquireco (the "ARRANGEMENT"). As used herein, the term "Expiration Date" shall mean the earliest to occur of (i) such date and time as the Arrangement shall become effective in accordance with the terms and provisions of the Share Exchange Agreement, (ii) the date of termination of the Share Exchange Agreement, (iii) a material breach by Parent of any agreement with the undersigned shareholder, and (iv) May 31, 2000.

            The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Canada Business Corporations Act) to the same extent and with the same power as if the undersigned were personally present at such meeting, at every annual, special or adjourned meeting of the shareholders of Company and in every written consent in lieu of such meeting in favor of approval and adoption of the Arrangement Resolution (as defined in the Share Exchange Agreement), the Share Exchange Agreement and of the transactions contemplated thereby.

            The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.

            All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

            This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  November 17, 1999




                                       By: /s/ Phillip Frost
                                       --------------------------------
                                       (Signature of Shareholder)



                                       Phillip Frost, M.D.
                                       --------------------------------
                                       (Print Name of Shareholder)


                                       Shares beneficially owned:


                                       2,017,418 shares of Company Common Shares
                                       ---------

                                                                       EXHIBIT I
                                                                       ---------

                                IRREVOCABLE PROXY


                                TO VOTE SHARES OF


                          NORTH AMERICAN VACCINE, INC.

            The undersigned shareholder of North American Vaccine, Inc., a corporation existing under the federal laws of Canada ("COMPANY"), hereby irrevocably (to the full extent permitted by the Canada Business Corporations
Act) appoints the members of the Board of Directors of Baxter International Inc., a Delaware corporation ("PARENT"), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to attend and act for and on behalf of the undersigned at all meetings of shareholders of Company held prior to the Expiration Date and, without limiting the generality of the foregoing, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the "SHARES") in accordance with the terms of this Irrevocable Proxy. Upon the undersigned's execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date (as defined below).

            This Irrevocable Proxy is irrevocable (to the extent provided in the Canada Business Corporations Act), is coupled with an interest, including, but not limited to, that certain Affiliate Letter dated as of even date herewith by and among Parent, and the undersigned, and is granted in consideration of Parent entering into that certain Share Exchange Agreement (the "SHARE EXCHANGE AGREEMENT") by and among Parent, Neptune Acquisition Corp., an unlimited liability company existing under the laws of the Province of Nova Scotia and a wholly owned subsidiary of Parent ("ACQUIRECO"), and Company which Share Exchange Agreement provides for exchange of all of the issued and outstanding capital stock of Company in exchange for shares of Parent and cash held by Acquireco (the "ARRANGEMENT"). As used herein, the term "Expiration Date" shall mean the earliest to occur of (i) such date and time as the Arrangement shall become effective in accordance with the terms and provisions of the Share Exchange Agreement, (ii) the date of termination of the Share Exchange Agreement, (iii) a material breach by Parent of any agreement with the undersigned shareholder, and (iv) May 31, 2000.

            The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned's attorney and proxy to vote the Shares, and to exercise all voting and other similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to the Canada Business Corporations Act) to the same extent and with the same power as if the undersigned were personally present at such meeting, at every annual, special or adjourned meeting of the shareholders of Company and in every written consent in lieu of such meeting in favor of approval and adoption of the Arrangement Resolution (as defined in the Share Exchange Agreement), the Share Exchange Agreement and of the transactions contemplated thereby.

            The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter except as provided above. The undersigned shareholder may vote the Shares on all other matters.

            All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

            This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated:  November 17, 1999        FROST-NEVADA, LIMITED PARTNERSHIP

                                 By:/s/ David D. Moskowitz
                                 -------------------------------------
                                 Name:   DAVID MOSKOWITZ
                                         -------------------------------------
                                 Title: PRESIDENT OF FROST NEVADA CORPORATION, GENERAL PARTNER OF FROST-NEVADA LIMITED PARTNERSHIP
                                         ---------------------------------------
                                         (Print Name of Shareholders)



                                Shares beneficially owned:


                                1,767,859 shares of Company Common Shares
                                ---------


                                       2